StimCell Energetics Engages Stonegate Capital Markets as Non-Exclusive Advisor for Strategic Capital Market Transactions

Vancouver, BC – September 8, 2026 - StimCell Energetics Inc. (OTCQB: STME) (“StimCell” or the “Company”), a biotech pioneer targeting cellular energy to enhance wellness, anti-aging, and longevity, is pleased to announce that it has entered into an Advisory Services Agreement with Stonegate Capital Markets, Inc. (“Stonegate”), a Texas corporation, pursuant to which Stonegate will act as the Company’s non-exclusive advisor.

Pursuant to the Advisory Services Agreement effective August 24, 2026, Stonegate will, on a best-efforts basis, identify and introduce prospective investors and strategic counterparties in connection with potential transactions involving the Company’s assets, property or rights and/or debt and/or equity securities to be issued by the Company, in each case as mutually agreed by the parties.  All transactions remain subject to the Company’s approval.

“Stonegate’s experience introducing companies to institutional and strategic capital sources will help us evaluate opportunities to fund and further advance our eBalance® technology,” said David Jeffs, CEO of StimCell Energetics.  “This engagement is intended to support our efforts to position the Company for its next stage of growth, while keeping all transaction decisions under Company control.”

As compensation for services rendered in connection with any completed transaction involving a Stonegate contact, the Company has agreed to pay Stonegate a success-based advisory fee as a percentage of Gross Proceeds, payable upon closing.  The Agreement has an initial three-month contract period and may thereafter be terminated by either party upon thirty (30) days’ written notice.

Unless otherwise agreed in writing, any securities offering conducted in connection with Stonegate’s capital-raising activities is expected to be structured pursuant to Rule 506(c) of Regulation D under the Securities Act of 1933. The Company remains responsible for Form D and applicable state blue-sky notice filings.

This engagement is separate from the Company’s previously announced advisory arrangement with Stonegate Capital Partners, Inc. for research coverage and institutional investor outreach.

About StimCell Energetics Inc.

StimCell Energetics Inc. is a biotech company focused on the discovery, development and commercialization of therapeutic and non-therapeutic products that enhance cellular function, promote general wellness and alleviate health complications including, but not limited to: aging, insulin sensitivity, high blood pressure, neuropathy and kidney function.  The Company’s main focus is on continued research and development of its eBalance® Technology and its eBalance® Home System.

On behalf of the Board of Directors of StimCell Energetics Inc.

David Jeffs

CEO, Director

For further information:

info@stimcell.com

www.StimCell.com.

Forward Looking Statements

This press release contains forward-looking statements.  Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects”, “intends”, “estimates”, “projects”, “anticipates”, “believes”, “could”, and other similar words.  All statements addressing product performance, events, or developments that the Company expects or anticipates will occur in the future are forward-looking statements.  Because the statements are forward-looking, they should be evaluated in light of important risk factors and uncertainties, some of which are described in the Company’s Quarterly, Annual and Current Reports filed with the United States Securities and Exchange Commission (the “SEC”).  Should one or more of these risks or uncertainties materialize, or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated.  In addition, undue reliance should not be placed on Company’s forward-looking statements.  Except as required by law, StimCell Energetics Inc. disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  No stock exchange, securities commission or other regulatory body has reviewed nor accepts responsibility for the adequacy or accuracy of this release.  Investors are advised to carefully review the reports and documents that StimCell Energetics Inc. files from time to time with the SEC, including its Annual, Quarterly and Current Reports.